UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2023

BARNES & NOBLE EDUCATION, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-37499	46-0599018
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Mountainview Blvd., Basking Ridge, NJ 07920
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:		(908) 991-2665

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Exchange on which registered
Common Stock, $0.01 par value per share	BNED	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 5, 2023, the stockholders of Barnes & Noble Education, Inc. (the "Company") approved an amendment and restatement of the Company’s Second Amended and Restated Equity Incentive Plan (the “Plan”) to increase the number of shares of the Company’s common stock for which awards may be granted under the Plan by 4,500,000. The terms of the Plan, a copy of which is filed as Appendix A to the Company's Definitive Proxy Statement on Schedule 14A filed on August 25, 2023, and the description of the Plan contained in Proposal 2 of such proxy statement, are incorporated herein by reference in their entirety.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Barnes & Noble Education, Inc. (the "Company") was held on October 5, 2023. At the Annual Meeting, 48,012,376 shares of Common Stock were represented in person or by proxy out of the 52,705,377 shares of Common Stock outstanding and entitled to vote as of August 25, 2023, the record date for the Annual Meeting. The voting results for each of the proposals submitted to a vote of the stockholders of the Company at the Annual Meeting are set forth below.

1.Election of Directors. The Company’s stockholders elected the Board’s nominees as Directors of the Company by the following vote:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Mario R. Dell'Aera, Jr.	33,766,704	223,556	1,495,203	12,526,913
Kathryn Eberle Walker	33,768,904	221,747	1,494,812	12,526,913
David G. Golden	33,381,051	609,421	1,494,991	12,526,913
Michael P. Huseby	32,026,330	1,964,272	1,494,861	12,526,913
Steven G. Panagos	33,767,051	223,476	1,494,936	12,526,913
John R. Ryan	28,446,828	5,543,641	1,494,994	12,526,913
Rory D. Wallace	33,651,773	337,715	1,495,975	12,526,913
Raphael T. Wallander	33,766,306	223,105	1,496,052	12,526,913
Denise Warren	33,638,742	350,903	1,495,818	12,526,913

2.Vote to approve the Company’s Second Amended and Restated Equity Incentive Plan to increase the number of shares authorized to be issued under the Plan. The results of voting on the proposal are set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
24,621,775	6,058,328	4,805,360	12,526,913

3.Advisory (non-binding) Vote on Executive Compensation. The Company’s stockholders approved, on an advisory basis, compensation of the Company’s named executive officers by an affirmative vote of a majority of the votes cast on the proposal. The results of voting on the proposal are set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,870,710	1,601,220	3,013,533	12,526,913

4.Ratification of the Appointment of Ernst & Young LLP as the Independent Registered Public Accountants of the Company for the Fiscal Year Ending April 27, 2024. The Company’s stockholders approved the proposal by an affirmative vote of a majority of the votes cast on the proposal. The results of voting on the proposal are set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
47,682,677	36,682	293,017	—

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BARNES & NOBLE EDUCATION, INC.

Date: October 5, 2023	By:	/s/ Michael C. Miller
	Name:	Michael C. Miller
	Title:	Executive Vice President, Corporate Development & Affairs and Chief Legal Officer